UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2003

Commission file number

ChipPAC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31173	77-0463048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

47400 Kato Road, Fremont, California 94538

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (510) 979-8000

Item 7.     Financial Statements and Exhibits

(c)    Exhibits.

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued April 28, 2003.

Item 9.    Regulation FD Disclosure (Information Furnished Under Item 12—Results of Operations and Financial Condition)

In accordance with Securities and Exchange Commission’s (the “SEC” Release 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On April 28, 2003, ChipPAC, Inc., (the “Company”) announced via press release the Company’s results for its first quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.01 and incorporated by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, as of April 28, 2003.

CHIPPAC, INC.

(Registrant)

/s/ Robert Krakauer

ROBERT KRAKAUER

Senior Vice President and Chief Financial Officer

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